Exhibit 99.1
Griffin Realty Trust Announces Plan to Pursue NYSE Listing

GRT Board and Management Determined Listing of Common Shares Represents Best Available Path to Providing Liquidity to Shareholders and Maximizing Value

Announces Several Strategic Actions Related to Proposed Listing

El Segundo, Calif. – February 21, 2023 – Griffin Realty Trust (“GRT” or the “Company”) today announced a plan to pursue a listing of the Company’s common shares on the New York Stock Exchange (“NYSE”). With the guidance of its advisors, GRT’s Board of Trustees (“Board”) and management team unanimously determined that pursuing a direct listing of the Company is the best available path in the current market environment to provide liquidity to its shareholders and the opportunity to maximize value over time. This decision is the culmination of a process initiated in 2019 whereby the Company began the evaluation of a comprehensive range of strategic monetization alternatives for the Company and its assets.

In preparation for this listing, GRT intends to implement the following strategic actions: (i) effective as of March 7, 2023, suspend the Company’s Share Redemption Program (now in place for death, qualifying disability and determination of incompetence or incapacitation), which Share Redemption Program will automatically terminate in connection with the listing in light of the fact a trading market will exist for the Company’s common shares, and (ii) ahead of the listing, transition to Computershare as transfer agent to the Company and its shareholders and complete a reverse share split (See “Additional Information” section below).

Furthermore, considering the need to retain greater liquidity as a listed company, the Board has declared a reduced distribution rate of $0.10 per common share annualized, subject to adjustments for class-specific expenses, for the month of February 2023, which will be payable to shareholders on or about March 1, 2023. In addition, for distributions following the February distribution, the Company will cease calculating and determining record holders for its distribution rate daily, and instead will pay distributions to holders of common shares in a specific amount and on a specified record date. The amount and timing of such future distributions will be determined at the discretion of the Board.

Michael Escalante, GRT’s President and Chief Executive Officer, commented, “We have made significant progress in reducing debt on our balance sheet and de-risking our portfolio, as well as proactively managing our portfolio’s maturing leases. After careful consideration of the changing conditions in the macroeconomic environment, and with the best interests of our shareholders and our primary objectives (shareholder liquidity and value maximization) in mind, the Board and management team made the strategic decision to pursue a listing of the Company’s common shares. We believe a listing of the entire company’s common shares is currently the best available path forward to accomplish our goals. I have confidence in our team and remain optimistic regarding our ability to extract the value embedded within the current portfolio and take advantage of growth opportunities available in today’s dynamic real estate markets.”

Additional Information

The Board and management team will provide periodic and timely updates on the execution of these strategic actions in subsequent company disclosures and filings as they deem appropriate. The exact details and timing of the above-mentioned strategic actions are subject to change.

Beginning on or around March 8, 2023, the Company plans to transition to Computershare as transfer agent to the Company and its shareholders. Shareholders seeking to access their accounts online will need to establish an account under Computershare’s Investor Center, and can elect the electronic delivery of statements, tax forms, and proxy materials. Shareholders should expect to receive a welcome letter from Computershare during the week starting March 20, 2023, which will include the account number that is needed to complete the Investor Center registration. For more information, visit our website at www.grtreit.com/investors/.

Advisors

Goldman Sachs & Co. LLC and BofA Securities are serving as financial advisors to GRT in connection with the direct listing.

About Griffin Realty Trust
Griffin Realty Trust – America's Blue-Chip LandlordTM – is an internally managed, publicly registered, non-traded REIT. The Company owns and operates a geographically diversified portfolio of strategically located, high-quality, corporate office and industrial properties that are primarily net leased to single tenants that the Company has determined to be creditworthy. As of December 31, 2022, the Company’s real estate portfolio consisted of 73 properties and one land parcel held for future development, in 24 states consisting substantially of office, warehouse, and manufacturing facilities.

Additional information is available at www.grtreit.com.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect the Company’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic and work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all prior to any listing; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether a listing of the Company will be completed; whether any such listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares at listing and our published net asset value; any fluctuation and/or volatility of the trading price of our common shares once listed; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; whether we will comply with Sarbanes-Oxley as required of listed companies; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this press release. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Our shareholders are cautioned not to place undue reliance on any forward-looking statement in this press release. All forward-looking statements are made as of the date of this press release, and the risk that actual results will differ materially from the expectations expressed in this press release may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in this press release, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this press release will be achieved.

Investor Contact
Investor Services
investorrelations@grtreit.com

Media Contact
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko / Kara Sperry
212.355.4449